AMENDMENT TO STOCK PURCHASE AGREEMENT

This Amendment to Stock Purchase Agreement (this “Amendment”) is dated as of October 17, 2017 (“Amendment Effective Date”), between

1.Magellan Acquisition Corporation, a Nevada corporation (“Purchaser”),

2.Magellan Gold Corporation (Purchaser’s parent corporation), a Nevada corporation (“Magellan”),

3.Vane Minerals (UK) Limited (“Minerals”),

4.Rose Petroleum, plc  (Minerals’ parent corporation) (“Rose”), and

5.Minerals’ wholly-owned subsidiaries Minerales Vane S.A. de C.V. (“Vane”) and Minerales Vane 2 S.A. de C.V. (the “Company”).

WHEREAS, the parties entered into a Stock Purchase Agreement dated 9 September (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties have agreed to amend the Agreement as specified herein.

NOW, THEREFORE, the parties agree as follows:

1.Section 2.1 of the Agreement is amended by deleting it and replacing it with the following:

“2.1Purchase of Shares. Subject to the terms and conditions of this Agreement, at the Closing, Seller shall sell, assign, transfer and deliver free and clear of all Liens:

(a)to Purchaser, and Purchaser shall purchase from Seller, 26,573,998  Shares of the Company, and

(b)to Magellan, and Magellan shall purchaser from Seller, one Share of the Company,

together comprising all of the Shares of the Company owned by Seller.”

2.A new Section 8.8 is added to the Agreement as follows:

“8.8Acquisition of Minerales VANE Operaciones. As soon as practicable following the Closing, Purchaser shall consummate the acquisition of Minerales VANE Operaciones (“MVO”) from Seller for a purchase price of $2,500.00.”

3.Section 9.1 of the Agreement is amended by changing the Closing Date from 30 November 2017 to 31 December 2017.

4.Section 9.2(s) of the Agreement is deleted in its entirety.

5.The Agreement remains in full force and effect, unamended except as expressly amended by this Amendment.

6.The parties confirm and acknowledge that each party will give and receive valuable tangible and intangible consideration from the performance of this Amendment, and as proof thereof, each party agrees to sign this Agreement as a “contract under seal.”  Notwithstanding their signatures under seal, the parties agree that all contract actions brought by a party to this Amendment shall be subject to the limitations on actions for contract specified in Colorado law.

7.This Amendment may be signed in two or more counterparts, each of which shall be deemed an original and all of which, when taken together, constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. Facsimile and electronic PDF signatures shall be deemed original signatures for purposes of execution of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed in its name by its duly authorized person as of the Amendment Effective Date.

MAGELLAN ACQUISITION CORPORATION MAGELLAN GOLD CORPORATION

By: /s/ W. Pierce CarsonBy: /s/ W. Pierce Carson

Name:W. Pierce CarsonName:W. Pierce Carson

Title: PresidentTitle: President

VANE MINERALS (UK) LIMITED ROSE PETROLEUM, PLC

By: /s/ M.C. IdiensBy: /s/ M.C. Idiens

Name:M.C. IdiensName:M.C. Idiens

Title: CEOTitle: CEO

MINERALES VANE S.A. DE C.V. MINERALES VANE 2 S.A. DE C.V.

By: /s/ M.C. IdiensBy:

Name:M.C. IdiensName:

Title: ManagerTitle: